EXHIBIT 2

POWER OF ATTORNEY

Know all men by these presents that the undersigned does hereby make, constitute and appoint Lourdes A. Leon Guerrero and William D. Leon Guerrero, or either one of them or any other person acting at the direction of either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as an officer, member or partner of any entity for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule13D, Schedule 13G and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

LOURDES A. LEON GUERRERO, TRUSTEE FOR THE VOTING TRUST AGREEMENT DATED AS OF NOVEMBER 29, 2013

By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, Trustee

/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero

LOURDES A. LEON GUERRERO & JEFFREY COOK, JOINT TENANTS

/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero

/s/ Jeffrey Cook
Jeffrey Cook

LOURDES A. LEON GUERRERO CUSTODIAN FOR ANNA-LOURDES SHIMIZU

By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, Custodian

LOURDES A. LEON GUERRERO CUSTODIAN FOR NAIMA S. COOK

By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, Custodian

LOURDES A. LEON GUERRERO CUSTODIAN FOR DEXTER JEFFREY HUYNH

By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, Custodian

JEFFREY COOK OR LOURDES A. LEON GUERRERO TRUST FOR MARIANA LEON GUERRERO COOK

By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, Trustee

By:	/s/ Jeffrey Cook
Jeffrey Cook, Trustee

MARIANA LEON GUERRERO COOK BY JEFFREY COOK OR LOURDES A. LEON GUERRERO

By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, Trustee

By:	/s/ Jeffrey Cook
Jeffrey Cook, Trustee

JEFFREY COOK OR LOURDES A. LEON GUERRERO TRUST FOR JOAQUIN PHILLIP LEON GUERRERO COOK

By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, Trustee

By:	/s/ Jeffrey Cook
Jeffrey Cook, Trustee

JOAQUIN PHILLIP LEON GUERRERO COOK BY JEFFREY COOK OR LOURDES A. LEON GUERRERO

By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, Trustee

By:	/s/ Jeffrey Cook
Jeffrey Cook, Trustee

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